Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Hood River Small-Cap Growth Fund (the “Fund”),
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated February 12, 2020
to the Prospectus and Statement of Additional Information (“SAI”),
each dated October 31, 2019

Hood River Capital Management LLC (the “Adviser”) serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Existing Investment Advisory Agreement”). It is anticipated that on or about April 30, 2020, Robert C. Marvin, Managing Member of the Adviser and one of the three current portfolio managers of the Fund, will retire. Because Mr. Marvin beneficially owns greater than 25% of the outstanding shares of the Adviser, and because Mr. Marvin’s shares will be redeemed by the Adviser upon his retirement, a change in control will occur which constitutes an “assignment” of the Existing Investment Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to the 1940 Act, an investment advisory agreement automatically terminates upon its “assignment”.

The Board of Trustees of the Trust (the “Board”), at a meeting held on February 11, 2020, unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Investment Advisory Agreement”), which would become effective upon shareholder approval. In the coming months, shareholders of the Fund as of a record date to be determined will receive a proxy statement seeking shareholder approval of the New Investment Advisory Agreement with Hood River on behalf of the Fund at a special meeting of shareholders to be held in the second quarter of 2020.

The date of this supplement is February 12, 2020.

Please retain this supplement with your Prospectus and SAI future reference.